SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2002



                                  CENTIV, INC.
             (Exact name of registrant as specified in its charter)


        GEORGIA                       000-23221                 58-2033795
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

               998 Forest Edge Drive, Vernon Hills, Illinois 60061 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (847) 876-8300

                                      None
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

         On April 1, 2002, Centiv, Inc. issued a press release regarding its completion of a private offering of units consisting of convertible preferred stock and warrants to purchase additional convertible preferred stock. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

         99.1     Press release dated April 1, 2002



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CENTIV, INC.


Date: April 5, 2002                By:     /s/  William M. Rychel
                                           -------------------------------------
                                           William M. Rychel
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX



   Exhibit Number               Description

       99.1             Press release dated April 1, 2002